FINANCIAL ASSETS (Details) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Current:
Foreign currency forward contracts	$ 10	$ 132
Loans and receivables	43	73
Marketable securities	85	3
Other	54	33
Total current	192	241
Non-current:
Cross currency interest rate swaps	243	589
Loans and receivables	210	172
Foreign currency forward contracts	226	78
Other	51	61
Total non-current	$ 730	$ 900